UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 19, 2013 (August 15, 2013)

MOCON, INC.

(Exact name of registrant as specified in its charter)

Minnesota	000-09273	41-0903312
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7500 Mendelssohn Avenue North Minneapolis, MN	55428
(Address of principal executive offices)	(Zip Code)

(763) 493-6370

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01                                           Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On August 15, 2013, MOCON, Inc. received a notice from the NASDAQ Stock Market indicating that MOCON is not in compliance with NASDAQ listing rules because its Form 10-Q for the quarter ended June 30, 2013 was not timely filed.  The notice, which MOCON expected, was issued in accordance with standard NASDAQ procedures as a result of the delayed filing. Timely filing of periodic reports is a requirement for continued listing under NASDAQ Marketplace Rule 5250(c)(1).

As previously explained in MOCON’s Form 12b-25 Notification of Late Filing that was filed on August 9, 2013, the delay in filing is attributable to unexpected delays in preparing financial reports using the new ERP system that MOCON implemented during the quarter ended June 30, 2013.  MOCON is expeditiously addressing the issues that are delaying the preparation of these reports and accordingly anticipates it will be able to file the 10-Q for the quarter ended June 30, 2013 during the week of August 26, 2013.

The NASDAQ notice directs MOCON to submit a plan to regain compliance with the continuing listing requirements by October 14, 2013.  As indicated above, MOCON expects to file its Form 10-Q for the quarter ended June 30, 2013 well before October 14, thereby fully regaining compliance with the NASDAQ continued listing requirements.

A copy of the press release relating to this issue is attached as Exhibit 99.1.

This Current Report on Form 8-K contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include statements that can be identified by words such as “will,” “may,” “expect,” “believe,” “anticipate,” “estimate,” “continue,” or other similar expressions.  All forward-looking statements speak only as of the date of this press release.  MOCON undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.  In addition to the risks and uncertainties of ordinary business operations and conditions in the general economy and the markets in which the company competes, there are important factors that could cause actual results to differ materially from those anticipated by the forward-looking statements made in this press release.  These factors include, but are not limited to, successfully upgrading our ERP system without interruption, and other factors set forth in the company’s Annual Report on Form 10-K for the year ended December 31, 2012 and other documents MOCON files with or furnishes to the Securities and Exchange Commission.

Item 9.01.             Financial Statements and Exhibits

(d)   Exhibits.

Exhibit No.	Description
99.1	Press Release dated August 19, 2013 (furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOCON, INC.

Dated: August 19, 2013	By:	/s/	Darrell B. Lee
Darrell B. Lee
Vice President, Chief Financial Officer,
Treasurer and Secretary

MOCON, INC.

CURRENT REPORT ON FORM 8-K

INDEX TO EXHIBITS

Exhibit No.	Description	Method of Filing

99.1	Press Release issued August 19, 2013	Furnished herewith